MERCURY U.S. HIGH YIELD FUND, INC.


                             Supplement dated December 7, 2001 to the
                                 Prospectus dated July 23, 2001

         The information in the section of the Prospectus entitled "About The Portfolio Managers" appearing on page 8 is revised by deleting all information relating to Aldona Schwartz, replacing the first sentence of that section with the first sentence below and adding the new paragraph below:

         Vincent T. Lathbury and B. Daniel Evans are primarily responsible for the management of the Fund.

         Mr. Evans has been a Director of Merrill Lynch Investment Managers since 2000 and was a Vice President from 1995 to 2000. He has been a portfolio manager since 2001.

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                            MERCURY U.S. HIGH YIELD FUND, INC.

                        Supplement dated December 7, 2001 to the
                Statement of Additional Information dated July 23, 2001

         The section in the Statement of Additional Information captioned "Management of the Fund" beginning on page 16 is amended by deleting the biography of Aldona Schwartz and adding the biography of B. Daniel Evans below:

         B. Daniel Evans (57) - Portfolio Manager (1)(2) - Director of MLIM since 2000; Vice President of MLIM from 1995 to 2000.